Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                    Exhibit 10.2


                              CLEARING AGREEMENT
                   BETWEEN NATIONAL INVESTOR SERVICES CORP.
                                     -and-
                           TRIMARK SECURITIES, L.P.

This agreement (the "Agreement"), dated as of June 24, 1997, between NATIONAL INVESTOR SERVICES CORP. (hereinafter referred to as "NISC") and TRIMARK SECURITIES, L.P. (hereinafter referred to as "TRIMARK"), sets forth the terms and conditions under which NISC will provide execution and clearing services, on a fully disclosed basis, to TRIMARK.

I.   APPLICABLE LAWS AND RULES AND APPROVAL BY NYSE
     ----------------------------------------------

     This Agreement and the obligations of the parties hereunder are subject to all applicable provisions of federal, state and local laws, rules and regulations and the constitution, by-laws, rules, regulations and stated policies of the New York Stock Exchange, Inc. ("NYSE"), the National Association of Securities Dealers ("NASD"), and any other securities exchange or association or regulatory or self-regulatory organization vested with authority over the parties and/or the transactions contemplated hereby (collectively, the "Laws and Rules"). This Agreement will be submitted for approval by the NYSE, and will become effective upon such approval. In the event of disapproval, the parties will bargain in good faith to achieve the requisite approval.

II.  SERVICES
     --------

     Services to be Performed by NISC. Subject to compliance by TRIMARK with its
     --------------------------------
obligations under this Agreement and the Laws and Rules, NISC will perform the following services:

     1. Clearance of orders for TRIMARK's proprietary accounts (the "Accounts"). Such Accounts shall not include accounts for any customers or employees of TRIMARK.

     2.  Settlement of contracts and transactions in securities.

     3. Execution of orders for the Accounts through the NYSE, including its Superdot system, and other applicable exchanges, but only insofar as such orders are transmitted by TRIMARK to NISC in accordance with Section IV.A. of this Agreement.

     4. Preparation and mailing of trade confirmations, which confirmations may be in the form of a summary trade list, and monthly statements respecting each of the Accounts in accordance with Section V.A. of this Agreement.

     5. Engaging in all cashiering functions for the Accounts, including the receipt, delivery and transfer of securities purchased, sold, borrowed and loaned, receiving and distributing payment therefore, holding in custody and safekeeping all securities and payments so received, the handling of margin accounts, including paying and charging of interest, the receipt and distribution of dividends and other distributions, and the processing of exchange offers, rights offerings, warrants, tender offers and redemptions.

     6. Withholding and payment to the United States Internal Revenue Service of any amounts that NISC may be required to withhold and pay pursuant to the Internal Revenue Code of 1986, as amended.

     Any Additional services to be performed will be subject to the mutual agreement of the parties.

Ill. TRANSMISSION AND ACCEPTANCE OF ORDERS
     -------------------------------------

     A.  Transmission of Orders. All orders in Accounts will be transmitted to
         ----------------------
NISC by TRIMARK in accordance with such procedures as NISC may implement for that purpose. NISC will have no duty of inquiry or investigation with respect to any orders transmitted to it for execution or clearance nor any obligation to verify the validity of, or proper authorization for, any orders or instructions received by NISC from TRIMARK. TRIMARK will be responsible for the timely and accurate transmission of all orders to NISC. as well as for any errors or discrepancies therein.

     B.  Acceptance of Orders Orders accepted by NISC for execution and
         --------------------
clearance will be executed and cleared in accordance with NISC's standard practices and the Laws and Rules. NISC reserves the absolute right, exercisable in its sole discretion, without prior notice to TRIMARK to reject for execution and clearance any trades which exceed established limits or are otherwise unacceptable to NISC. Notwithstanding its rights hereunder, NISC shall undertake reasonable efforts to provide advance notice to TRIMARK of its intention to reject any such trade.

     C.  Designation of Contra Brokers. Whenever TRIMARK directs NISC to route
         -----------------------------
an order to a particular broker, dealer, or market for execution, including, without limitation, designating the contra broker in an over-the-counter transaction for an Account, TRIMARK shall be responsible to NISC for all aspects of the transaction, including, without limitation, any duty of best execution or any failure by such contra broker or dealer to settle the transaction for any reason whatsoever, and TRIMARK will immediately reimburse NISC for any losses or expenses sustained by NISC in connection therewith.

     D.  Margin Accounts. Prior to the execution or clearance of any margin
         ---------------
transaction in an Account, TRIMARK will obtain and provide NISC with a margin agreement, hypothecation agreement and consent to loan of securities (collectively, "margin agreement") executed by TRIMARK, such agreement to be in form and substance satisfactory to NISC. TRIMARK understands and acknowledges that Accounts shall be subject to all applicable margin requirements under Regulation T or any other provisions of the Laws and Rules.

     E.  Order Limits; Position and Credit Limits TRIMARK will be responsible
         ----------------------------------------
for maintaining continuing familiarity and compliance with all limits on order size and all position and credit limits which have been or may be established by NISC with respect to transactions in the Accounts, which limits may be changed from time to time by NISC in its sole discretion. TRIMARK agrees to notify NISC and obtain its approval prior to the entry of any trade in an Account which would exceed such limits.

     F.  Tender Offers and Rights Offerings During a tender period in which
         ----------------------------------
there are competing and counter tender offers for a security, NISC will tender only upon the written instructions of TRIMARK and only on a trade date basis the number of shares net long in the Account as of either the proration or withdrawal date, which number will, at NISC's request, be confirmed in writing by TRIMARK. At NISC's request, TRIMARK will also confirm in writing that such tender is being made upon the instructions of persons authorized to direct the disposition of the shares.

     In connection with a rights offering, NISC will exercise rights only upon the written instructions of TRIMARK and only on a trade date basis the number of rights relating to shares net long in the Account, which number will, at NISC's request, be confirmed in writing by TRIMARK. At NISC's request, TRIMARK will also confirm in writing that such exercise is being made upon the instructions of persons authorized to do so.

IV.  CONFIRMATIONS AND STATEMENTS
     ----------------------------

     A.  Preparation and Transmission. NISC will prepare and mail to TRIMARK for
         ----------------------------
its proprietary accounts confirmations and monthly statements of account in connection with all transactions executed or cleared through NISC. Such confirmations may be in the form of a summary trade list.

     B.  Examination and Notification of Errors. TRIMARK will examine promptly
         ------------------------------- ------
all reports of executions and monthly statements of account and any other statements or reports provided to TRIMARK by NISC. All such reports and statements will be deemed accurate and correct, and TRIMARK will be deemed to have waived any claim with respect to the accuracy or correctness of the information therein, unless, within one (1) business day following the trade date with respect to reports of executions and ten (10) business days of receipt with respect to statements, TRIMARK notifies NISC of any alleged errors or discrepancies therein. Any notice of error shall be accompanied by such documentation as may be necessary to substantiate TRIMARK's claim. Upon the request of NISC, TRIMARK will promptly provide any additional documentation NISC reasonably believes is necessary or desirable to substantiate and correct any such alleged error or discrepancy.

     NISC will inform TRIMARK as to any discrepancies regarding TRIMARK trades immediately or as soon as practicable but not later than one (1) business day from the discovery of such discrepancy.

V.   BOOKS AND RECORDS
     -----------------

     NISC will prepare and maintain stock records and other prescribed books and records of the services performed and transactions effected by NISC for the Accounts on a basis consistent with generally accepted practices in the securities industry and with the Laws and Rules governing clearing brokers. Any reports relating to the Accounts which under the Laws and Rules are required to be prepared and filed with the SEC or any other regulatory or self-regulatory organization by, respectively, TRIMARK or NISC will remain the responsibility of the respective parties, and NISC and TRIMARK each agrees promptly to provide the other with any information in its possession necessary to enable the other to prepare and file any such reports.

VI.  CLEARING FEES
     -------------

     TRIMARK agrees to pay NISC the clearing fees and other amounts set forth in Schedule A hereto for the execution, clearing and related services to be provided under this Agreement. Schedule A is hereby incorporated in and made an integral part of this Agreement. Schedule A may be amended from time to time as may be agreed in writing by the parties.

VII. SECURITY FOR OBLIGATIONS OF TRIMARK
     -----------------------------------

     A.  Lien and Security Interest. In order to secure the performance by
         --------------------------
TRIMARK of all of its obligations under this Agreement, TRIMARK hereby grants NISC a continuing lien, security interest in and right of setoff against the Accounts or any other funds, securities or other property of TRIMARK held by NISC. TRIMARK further agrees that NISC may debit any cash balances and/or liquidate any securities of TRIMARK held by NISC and credit the proceeds to NISC in such amounts as are necessary to satisfy TRIMARK's obligations under this Agreement as NISC in its sole discretion deems appropriate. The lien, security interest and right of setoff created hereunder will survive the termination of this Agreement until such time as, in the sole discretion of NISC, security for the performance of TRIMARK's obligations is no longer required.

     B.  Settlement Account and Security Deposit. NISC reserves the right, in
         ---------------------------------------
its sole discretion, upon written notice to TRIMARK, at any time, to require a Security Deposit (the "Security Deposit") to be maintained by TRIMARK in an account with NISC (the "Settlement Account"). The Settlement Account will contain cash and/or securities issued or guaranteed as to principal and interest by the United States ("U.S. Government Securities"). NISC reserves the right, in its sole discretion, on written notice to TRIMARK, at any time, to increase the amount of the Security Deposit required to be maintained by TRIMARK. TRIMARK agrees that if this Agreement is terminated for any reason, NISC may deduct from the Security Deposit any amounts TRIMARK owes NISC because of failure to meet any of TRIMARK's obligations under this Agreement.

      C. Additional Remedies of NISC. In the event that TRIMARK fails to timely
         ---------------------------
perform any of its financial responsibilities, or NISC in its sole discretion deems it necessary for its protection, NISC is authorized, upon providing notification to TRIMARK:

         1. To Sell any or all securities or other property which may be in its possession, or which NISC may be carrying for the Account, and to apply the proceeds of such sale and any cash in the Account to amounts owed to NISC hereunder.

         2. To buy in any securities or other property of which the account may be short.

         3.  To cancel any outstanding order.

         4. To take such other steps as NISC may in its sole discretion determine appropriate under the circumstances.

      Any sale or purchase made pursuant to this Section VIII.C shall be made, at the sole discretion of NISC, on the securities exchange or other market where such business is then usually transacted, or at public auction or at private sale, without advertising the same and without notice to TRIMARK or upon its employees, officers or directors and NISC may purchase the whole or any part thereof free from any right of redemption, with TRIMARK remaining liable for any deficiency. It is hereby understood that a prior tender, demand or call of any kind from NISC or prior notice from NISC of the time and place of such sale or purchase shall not be considered a wavier of NISC's right to sell or buy any securities and/or other property held by NISC or owed NISC by TRIMARK at any time. TRIMARK agrees to reimburse NISC for any expenses incurred by NISC in exercising its remedies under this Section VIII.C, including attorney's fees.

VIII. INFORMATION TO BE SUPPLIED BY TRIMARK
      -------------------------------------

      A.  Financial Statements and Other Reports. On or before the execution of
          --------------------------------------
this Agreement, TRIMARK will have supplied NISC with copies of its most recent audited annual financial statements and its most recent unaudited quarterly financial statements. Throughout the term of this Agreement, TRIMARK will continue to promptly provide NISC with copies of its audited annual and unaudited quarterly financial statements, together with any amendments thereto, for each subsequent fiscal year and quarterly period. TRIMARK will advise NISC in writing of any material errors in or omissions from such financial statements, or of any material adverse change in its financial condition or business prospects, immediately upon becoming aware of such error, omission or change. In addition, simultaneously with their filing, TRIMARK will supply NISC with copies of all financial information and reports filed by TRIMARK with the SEC, the NYSE, the NASD and any other national securities exchange or association of which it is a member, including but not limited to its monthly and quarterly Financial and Operational Combined Uniform Single ("FOCUS") Reports, any amendment or supplement to its Form BD, and any reports on Form U-4 or Form U-5 relating to TRIMARK's principals, together with any amendments or supplements to any of the foregoing information or reports. TRIMARK will promptly supply NISC with such other information or reports relating to TRIMARK or its principals or representatives as reasonably requested by NISC.

     B.  Suspension or Restriction In the event that TRIMARK or any registered
         -------------------------
representative of TRIMARK becomes subject to revocation, suspension, bar, restriction, censure or other formal disciplinary action by the SEC, NYSE, NASD, or any other regulatory body having jurisdiction over TRIMARK, TRIMARK will notify NISC immediately.

IX.  INDEMNIFICATION
     ---------------

     A.  Indemnification Obligation of TRIMARK. TRIMARK hereby agrees to
         -------------------------------------
indemnify, defend and hold harmless NISC and its officers, directors, employees, affiliates and agents, successors and assigns (collectively "NISC Indemnitees") from and against all claims, demands, proceedings, suits and actions made or brought against NISC Indemnitees and all of NISC Indemnitees' liabilities, losses, damages, sanctions, judgments, expenses, attorneys' fees and costs (collectively "claims") arising out of one or more of the following:

         1. Failure of TRIMARK to make payment when due for the securities purchased or to deliver when due securities sold for the Account.

         2. Default or error by any broker-dealer other than NISC with whom TRIMARK executes a transaction for the Account.

         3. Failure of TRIMARK properly to satisfy or perform any of its other responsibilities under this Agreement or commission by TRIMARK of any error for which TRIMARK is responsible under the terms of this Agreement.

         4. Any claim by any third party based on conduct or omissions of TRIMARK or arising from the clearing relationship between TRIMARK and NISC except to the extent such claim has resulted from NISC's gross negligence or willful misconduct.

         5. Any adverse claims with respect to any customer securities delivered or cleared by NISC.

         6. Any dishonest, fraudulent, grossly negligent or criminal act or omission on the part of any of TRIMARK's officers, partners, employees, agents or customers.

         7. Breach by TRIMARK of any representation or warranty made by it under this Agreement.

     B.  Indemnification Obligation of NISC. NISC hereby agrees to indemnify,
         ----------------------------------
defend and hold harmless TRIMARK and its officers, directors, employees, affiliiates and agents, successors and assigns (collectively "TRIMARK Indemnitees") from and against all claims, demands, proceedings, suits and actions made or brought against TRIMARK Indemnitees and all of TRIMARK Indemnitees' liabilities, losses, damages, sanctions, judgments, expenses, attorneys' fees and costs (collectively "claims") arising out of one or more of the following:

         1. Failure of NISC to make any payment due for securities sold or delivered when due securities purchased for the Account.

         2. Failure of NISC properly to satisfy or perform any of its responsibilities under this Agreement or commission by NISC of any error for which NISC is responsible under this Agreement.

         3. Any dishonest, fraudulent, grossly negligent or criminal act or omission on the part of any of NISC's officers, partners, employees, agents or customers.

         4. Breach by NISC of any representation or warranty made by NISC under this Agreement.

     C.  Indemnification Procedures. Promptly upon receipt of notice of any
         --------------------------
claim with respect to which a party hereto is entitled to indemnification under
Section 8(a) or (b) above, Indemnitor shall institute defense of such claim at its sole expense, using counsel reasonably acceptable to Indemnitee. Indemnitor shall keep Indemnitee informed of the status of defense of such claim, and Indemnitor shall not agree to any settlement without the consent of Indemnitee which consent shall not be unreasonably withheld. If, within ten (10) days following receipt of notice of such claim, Indemnitor shall fail to properly institute the defense of such claim, Indemnitee shall have the right to defend against the same at Indemnitor's cost and expense. In the event that Indemnitee is required to institute legal proceedings to enforce Indemnitor's indemnification obligations, Indemnitee shall be entitled to recover from Indemnitor its costs and expenses, including attorneys' fees, incurred in such proceedings.

X.   LIMITATION OF LIABILITY OF NISC
     -------------------------------

     A. In no event will NISC be responsible to TRIMARK, or to any other person for indirect or consequential damages arising from or relating to any actual or alleged failure by NISC to perform the functions or provide the services required by this Agreement, regardless of whether NISC has been advised of or might otherwise have anticipated the possibility of such damages. NISC's sole responsibility and liability for any such actual or alleged failure will be to TRIMARK, and notwithstanding anything to the contrary in this Agreement, NISC will have no liability whatsoever for any losses, damages, costs or expenses which are not finally determined by a court of competent jurisdiction to have been caused solely by its own gross negligence or willful misconduct. NISC will not be bound to make any investigation into the facts surrounding any transaction that it may have with TRIMARK or that TRIMARK may have with or on behalf of other persons, nor will NISC be responsible for compliance by TRIMARK with the Laws and Rules in connection with any Account or the performance by TRIMARK of its obligations under this Agreement. TRIMARK acknowledges and agrees that this Agreement significantly limits the liability of NISC and that such limitation is fair and reasonable in light of the limited responsibilities of NISC, and the amounts payable to NISC for its services, under this Agreement.

     B. NISC shall use its best efforts to promptly notify TRIMARK of any systems or communications failures. To the extent that TRIMARK is unaware of any such systems or communications failures known to NISC, NISC shall be responsible for any orders accepted from TRIMARK but not transmitted to the appropriate exchange as a direct result therefrom, except that NISC shall not be responsible in those circumstances where the appropriate exchange is itself unable to accept the order flow from NISC. Under no circumstances shall NISC be responsible for any loss, expense or damage suffered by TRIMARK as a result of any systems or communications failures after providing notice to TRIMARK of such occurrence. In any event, whether or not NISC has been advised of or might otherwise have anticipated the possibility of such damages, NISC will not be responsible for any indirect or consequential damages which TRIMARK may incur or experience as a result of the foregoing.

XI.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS
     ----------------------------------------------------

     A.  Representations, Warranties and Covenants of TRIMARK. TRIMARK
         ----------------------------------------------------
represents, warrants and covenants to NISC as follows:

         1. TRIMARK is and will remain during the term of this Agreement duly registered and in good standing as a broker-dealer with the SEC, a member firm in good standing of the NASD, and a member in good standing of every national securities exchange and association of which it is a member.

         2. TRIMARK has all requisite authority in conformity with all Laws and Rules to enter into and perform this Agreement and has taken all necessary actions to authorize the execution of this Agreement and the performance of its obligations hereunder.

         3. TRIMARK and each of the other TRIMARK Parties is and during the term of this Agreement will remain in compliance with the Laws and Rules, including but not limited to the registration, qualification, capital, financial reporting, customer protection, and similar requirements of the SEC, the NASD, any other securities exchange or association of which it is a member, and every state to which jurisdiction it is subject.

         4. TRIMARK will at all times during the term of this Agreement maintain minimum net capital equal to or greater than the amount required under the Law and Rules.

         5. All orders and instructions transmitted to NISC by TRIMARK shall be valid and shall have been duly and properly authorized.

         6. There is no action, suit, investigation, inquiry or proceeding (formal or informal) pending or threatened against or affecting TRIMARK or any of the other TRIMARK Parties, by or before any court or other tribunal, arbitrator , governmental agency, instrumentality or authority or any self-regulatory or clearing organization, as to which NISC has not been informed and provided with copies of relevant documents. In the event any such action, suit, investigation, inquiry or proceeding is initiated or threatened at any time during the term of this Agreement, TRIMARK will promptly notify NISC in writing and provide it with copies of all relevant documents related thereto.

         7. TRIMARK will maintain blanket bond insurance policies satisfactory to NISC covering any and all acts, errors, and omissions of any of the TRIMARK Parties and adequate fully to protect and indemnify NISC against any loss, liability, damage, claim, cost or expense (including but not limited to attorneys' fees) which NISC may suffer or incur directly or indirectly as a result of any such act, error, or omission.

     B.  Representations, Warranties and Covenants of NISC. NISC represents,
         -------------------------------------------------
warrants and covenants to TRIMARK as follows:

         1. NISC is duly registered and in good standing as a broker-dealer with the SEC, is a member firm in good standing of the NASD and the NYSE, and is a member in good standing of every national securities exchange and association of which it is a member.

         2. NISC has all requisite authority in conformity with all Laws and Rules to enter into and perform this Agreement and has taken all necessary actions to authorize the execution of this Agreement and the performance of its obligations hereunder.


XII.  NO PARTNERSHIP OR AGENCY
      ------------------------

     Neither this Agreement nor any activity hereunder will create a general or limited partnership, association, joint venture, branch or agency relationship between TRIMARK and NISC. TRIMARK will not hold itself out as an agent of NISC or of any subsidiary or company controlled directly or indirectly by or affiliated with NISC, nor will it employ NISC's name in any manner that creates the impression that the relationship created or intended between them is anything other than that of clearing broker and introducing broker. TRIMARK will not, without the prior written approval of NISC. place any advertisement in any newspaper, publication, periodical or any other media if such advertisement in any manner makes reference to NISC or to the clearing arrangements contemplated by this Agreement.

XIII. CONFIDENTIALITY
      ---------------

      TRIMARK and NISC will each keep confidential any information acquired as a result of this Agreement regarding the business and affairs of the other, except such information as may be required to be disclosed pursuant to subpoena, court order or in any regulatory or self-regulatory inquiry, investigation, proceeding or other matter. TRIMARK and NISC shall each give the other prompt notice of the receipt of any such court order or subpoena prior to such party's compliance therewith. TRIMARK agrees not to disclose the terms of this Agreement to any person or entity except to regulatory bodies with appropriate jurisdiction and to authorized employees of TRIMARK on a need-to-know basis. The confidentiality provisions of this Agreement will survive the termination of this Agreement.

XIV.  TERM AND TERMINATION
      --------------------

      A. This Agreement shall remain in effect until terminated by either party upon sixty (60) days prior written notice to the other party.

      B. Termination of this Agreement will not affect any of the rights or liabilities of the parties relating to business transacted prior to the effective date of such termination. From the date of termination until transfer or delivery of all Accounts, the rights and liabilities of the parties relating to any business transacted after such termination shall be governed by the same terms as those set forth in this Agreement.

XV.   NOTICES
      -------

      Except as otherwise expressly provided herein, any notice or instruction required or permitted to be given under this Agreement shall be in writing, shall be effective upon receipt and shall be sent by hand or by certified mail, in either case, return receipt requested, to the parties at the following addresses, or at such other address as to which notice in writing shall have been given:

If to NISC:

NATIONAL INVESTOR SERVICES CORP.               With copy to:
55 Water Street                                Richard H Neiman, General Counsel
New York, NY 10005                             100 Wall Street
Attn: Mr. Peter Wigger                         New York, NY 10005
Fax No: (212) 968-0400                         Fax No. (212) 509-8099

If to TRIMARK:      Trimark Securities, L.P.
                    Attn: Robert Lazarowitz
                    100 Manhattanville Road
                    Purchase, NY 10577
                    Fax No: (914) 251-5839

XVI.  MISCELLANEOUS
      -------------

      A.  Exchange of Information. Each party will promptly supply the other
          -----------------------
with all appropriate information in its possession necessary or appropriate to enable the other party properly to perform its obligations under this Agreement.

      B.  No Third-Party Beneficiaries. This Agreement is between NISC and
          ----------------------------
TRIMARK only, and is not intended to confer any benefits or rights upon any other persons (other than NISC Indemnitees) not expressly made parties hereto.

      C.  Remedies Cumulative. The enumeration herein of specific remedies shall
          -------------------
not be exclusive of any other remedies. Any delay or failure by any party to this Agreement to exercise any right or remedy under this Agreement or under the Laws and Rules, or the single or partial exercise of any such right or remedy, will not be construed to be a waiver of any such rights or remedies, or to limit the exercise of such rights or remedies.

      D.  Compliance with NYSE Rules. Whenever the responsibility for compliance
          --------------------------
with any Rule of the NYSE is allocated to TRIMARK under this Agreement, TRIMARK shall be responsible to NISC for such compliance to the same extent as if it were, and regardless of whether it actually is, a member firm of the NYSE. TRIMARK specifically agrees to be responsible for the supervision of its employees in accordance with NYSE Rule 342.

      E.  Merger; Amendment. This Agreement supersedes all other understandings
          -----------------
and agreements between the parties with respect to the subject matter hereof. This Agreement may not be amended except by a writing signed by the parties hereto.

      F.  Assignment. This Agreement shall be binding upon and inure to the
          ----------
benefit of the respective successors and authorized assigns of the parties. Neither party may assign this Agreement without the prior written consent of the other party.

      G. Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of New York, without regard to its conflict of laws principles.

      H.  Arbitration. Any controversy arising out of or relating in any way to
          -----------
this Agreement will be submitted to arbitration conducted only under the provisions of the Constitution and Rules of the NYSE or pursuant to the Code of Arbitration of the NASD.

Arbitration must be initiated by service upon the other party of a written demand for arbitration or notice of intention to arbitrate. Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction.

      I.  Force Majeure. Neither NISC nor TRIMARK shall be liable for any
          -------------
default resulting from any circumstances beyond its reasonable control, including without limitation computer malfunctions, labor disputes, natural disasters and acts of God.

      J.  Headings. The headings contained herein have been inserted for
          --------
convenience and ease of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

      L.  Enforceability. If any provision or condition of this Agreement is
          --------------
held to be invalid or unenforceable by any court, arbitration tribunal or regulatory or self-regulatory agency or body, the validity of the remaining provisions and conditions will not be affected thereby and this Agreement will be carried out as if any such invalid or unenforceable provision or condition were not contained herein.

      M.  Counterparts. This Agreement may be executed in counterparts, each of
          ------------
which will constitute an original, and all of which together will constitute one and the same agreement.



IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.


NATIONAL INVESTOR SERVICES CORP.        TRIMARK SECURITIES, L.P.

By: /s/ Joseph N. Barra                 By: /s/ Robert Lazarowitz
   --------------------------              ----------------------------
Joseph N. Barra                         Robert Lazarowitz
President                               Senior Vice President

================================================================================
                                  Exhibit A
================================================================================

                           Trimark Pricing Schedule

Third Market                                       $  *** per trade

Institutional Clearance                                   ***** per trade

Exchange Fees                                             Pass Thru*



Interest Charges
----------------

     Debit balances:                               *************************


Interest Income
---------------

          Free Credit Balances
          Based upon the *****************
          ********************************

          Short Sale Balances
          Based upon *********************
          ********************************
          ********************************


*NISC shall use its best efforts to negotiate monthly with Exchange Floor Specialists in an effort to obtain lowest possible execution fees for DOT orders. The actual rates NISC is able to negotiate will be passed on directly to Trimark and will be payable upon presentation of DOT bills.

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